UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09092

First Eagle Variable Funds, Inc.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas
New York, NY 10105-4300
(Address of principal executive offices) (Zip code)

Robert Bruno
First Eagle Variable Funds, Inc.
1345 Avenue of the Americas
New York, NY 10105-4300
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-632-2700

Date of fiscal year end: December 31, 2003

Date of reporting period: December 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

First Eagle Overseas Variable Fund

advised by Arnhold and S. Bleichroeder Advisers, LLC

ANNUAL REPORT
December 31, 2003

First Eagle Overseas Variable Fund

THE PRESIDENTS’ LETTER

Dear Shareholders:

From February 3, 1997 (commencement of operations) through December 31, 2003 the value of an investment in your Fund increased at a compound average annual rate of 16.76%. Over the past twelve months, the rate was 51.01%.

About 45% of the foreign stock portfolio was invested in developed countries of continental Europe and close to 20% in Japan.

Your Fund acquired some new shareholders last year. We welcome them and we trust that they and/or their financial advisers understand what we are trying to do and how we go about it. Still, it may be advisable to briefly indicate what our objectives are.

First, we attempt to provide, over time, a higher return than a money market fund because we are exposing fund shareholders to the risk of equities. Second, we try to do better (again, over time) than the appropriate benchmark. Otherwise, fund shareholders might as well switch to an index fund.

However, “the future is uncertain,” as Benjamin Graham used to quip. Also, we pay little attention to short-term returns, and there were times during the late 1990s when your fund lagged its peers and the relevant index. In all likelihood, that will happen again. We have achieved both of our objectives over the past seven years or so. So far, so good.

Sincerely yours,

Jean-Marie Eveillard Co-President	John P. Arnhold Co-President
January 28, 2004

First Eagle Overseas Variable Fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Charles de Vaulx (left), Jean-Marie Eveillard (right)

In 2003, stock markets staged a major comeback after being down sharply from early January to early March, as the U.S. prepared for the war in Iraq. The recovery occurred during and after the war was over, as companies reported encouraging earnings throughout the year and as the U.S. economy showed very strong GDP growth during the third quarter. Bond markets were very strong at first, particularly high yield bonds, as fears of deflation surfaced and as companies focused increasingly on repairing their balance sheets. Then these bond markets, particularly government bonds, fell sharply in June and July. The U.S. dollar weakened significantly, especially against the euro, as foreign investors began to pay attention to the record high current account deficit of the United States, to the Federal Reserve Board’s determination to reflate at all costs and to the surging U.S. budget deficit. Mostly, as a result of the decline in the U.S. dollar, gold rose approximately 20% over the twelve-month period.

The net asset value of the Fund’s shares rose 51.01% for the year ended December 31, 2003, while the MSCI EAFE Index was up 38.59% over the period. The foreign stocks that helped the performance of the First Eagle Overseas Variable Fund came from a variety of industries as well as countries. For example, Amdocs Limited (software, Guernsey), Wendel Investissement (holding company, France), Merck KGaA (pharmaceuticals, Germany), Kuehne & Nagel International AG (freight forwarding, Switzerland), Vivendi Universal SA (media, France) and Shimano Inc. (consumer products, Japan). The number of stocks that were down over the period was few and includes Lotte Confectionery Company, Limited (consumer products, South Korea) and Mandom Corporation (consumer products, Japan).

Mergers and acquisitions also contributed to the Fund’s performance with the takeovers of Buderus AG (boiler manufacturer, Germany) and Brau-Union AG and its subsidiary, Brau-Union Hungaria Sorgyarak, (brewery, Austria).

The Fund’s gold-related securities also contributed positively, in particular Freeport McMoran Copper and Gold Inc. (a U.S. company with a copper/gold mine in Indonesia), Newmont Mining Corporation (gold, U.S.) and Industrias Penoles, S.A. de C.V. (gold and silver, Mexico).

Finally, the significant fall in the U.S. dollar helped the Fund. On December 31, 2003, the Fund was approximately 20% hedged against the euro, which was up from 15% last year, believing the latter (as well as the Swiss franc and the pound sterling) to remain undervalued against the U.S. dollar. The Fund was approximately 60% hedged to protect against a possible decline in the Japanese yen.

Outlook

The discounts at which your Fund’s holdings are currently trading have narrowed, thus providing far less of a “margin of safety” than a year ago. We still derive comfort from the fact that some of our holdings currently offer decent dividend yields. We are also encouraged from the fact that corporate activity (takeovers, LBOs, going private transactions) appears to be gaining traction, sometimes benefiting some of your Fund’s holdings.

We appreciate your confidence and thank you for your support.

Charles de Vaulx Co-Manager
February 2, 2004

FUND OVERVIEW

FIRST EAGLE OVERSEAS VARIABLE FUND	Data as of December 31, 2003

THE INVESTMENT STYLE		AVERAGE ANNUAL RETURNS

First Eagle Overseas Variable Fund seeks long-term growth of capital by investing in securities of small and medium size non-U.S. companies.			ONE-YEAR	FIVE-YEARS	SINCE INCEPTION
					(2-3-97)
		First Eagle Overseas Variable Fund*	51.01%	23.43%	16.76%
		MSCI EAFE Index	38.59%	(0.05%)	3.46%
		Consumer Price Index	1.87%	2.38%	2.18%

		GROWTH OF A $10,000 INVESTMENT
ASSET ALLOCATION
U.S. Dollar Cash and Equivalents 3.34% Bonds 3.69% Stocks 92.97%		First Eagle Overseas Variable Fund MSCI EAFE Index Consumer Price Index 2/97 12/03 12/97 12/98 12/99 12/00 12/01 12/02 0 5,000 10,000 $30,000 25,000 20,000 15,000 $11,606 $12,622 $29,164

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The MSCI EAFE Index returns assume reinvestment of dividends. This is a widely followed total return index, reported in U.S. dollars, based on share prices and reinvested gross dividends of approximately 1100 companies from 20 countries. It is a trademark of Morgan Stanley Capital International SA in Geneva, Switzerland. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

		______________
		* These returns do not reflect taxes that an investor would bear in connection with the investment.
TOP 5 COUNTRIES		TOP 10 HOLDINGS

Japan	18.05%	Wendel Investissement (French holding company)			3.33%
France	15.08%	Shimano Inc. (Japanese manufacturer of bicycle parts)			3.24%
Switzerland	6.92%	Samsung Electronics Company, Limited Pfd.
United Kingdom	6.44%	(South Korean electronics company)			2.91%
Netherlands	5.89%	Kuehne & Nagel International AG (Swiss freight company)			2.83%
		PetroChina Company, Limited ADR (Chinese energy company)			2.46%
The Fund’s portfolio composition is subject to change at any time.		Gold Fields Limited ADR (South African mining company) Corporacion Financiera Alba SA			2.35% 2.29%
		(European holding company with stakes in retail, telecom, construction and media)
		Freeport McMoran Copper & Gold Inc. (B & C) (U.S. mining company)			2.16%
		Newmont Mining Corporation Holding Company (U.S. mining company)			2.09%
		Pargesa Holding AG (Swiss diversified financials company)			2.08%

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS
December 31, 2003

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks—(92.97%)
	Australia (0.70%)
250,000	Spotless Group Limited (8)	$608,739	$892,941
	Austria (2.64%)
55,000	Flughafen Wien AG (16)	1,873,003	2,571,924
5,000	Brau-Union AG (2)	179,148	795,713
		2,052,151	3,367,637
	Belgium (1.27%)
50,000	Deceuninck (1)	800,173	1,626,623
	Canada (3.10%)
55,000	EnCana Corporation (3)	1,475,821	2,169,200
35,000	Aber Diamond Corporation (a)(9)	1,060,915	1,271,621
75,000	IAMGOLD Corporation (12)	230,782	522,838
		2,767,518	3,963,659
	Chile (0.70%)
100,000	Quinenco SA ADR (8)	614,332	890,000
	China (2.46%)
55,000	PetroChina Company, Limited ADR (3)	1,310,272	3,137,750
	France (13.94%)
100,000	Wendel Investissement (7)	2,120,407	4,253,857
85,000	Sodexho Alliance (1)	2,391,742	2,554,766
75,000	Remy Cointreau SA (2)	2,168,108	2,451,248
20,000	Eurazeo (7)	822,811	1,508,460
55,000	Vivendi Universal SA (a)(10)	618,519	1,332,284
15,000	Societe du Louvre Reg D (1)	800,279	1,204,882
10,000	Robertet SA (2)	681,962	1,074,149
1,650	Societe Sucriere de Pithiviers-le-Vieil (2)	506,313	1,045,363
18,000	Carbone Lorraine SA (b)(8)	405,748	659,574
15,000	Laurent-Perrier (2)	396,891	529,847
12,000	Legris Industries SA (8)	237,663	395,217
5,000	Gaumont SA (a)(10)	203,169	256,438
18,000	Sabeton SA (7)	229,529	239,845
2,000	Didot-Bottin (7)	126,999	203,642
2,000	Crometal SA (8)	102,205	82,965
		11,812,345	17,792,537
	Germany (5.73%)
45,000	Merck KGaA (6)	856,926	1,861,063
20,000	Hornbach Holding AG Pfd. (14)	898,404	1,558,742
16,852	Axel Springer Verlag AG (10)	932,497	1,482,867
20,000	Vossloh AG (16)	362,280	1,122,546
50,000	Suedzucker AG (2)	670,392	944,673
10,002	Pfeiffer Vacuum Technology AG (8)	270,594	350,787
		3,991,093	7,320,678
	Hong Kong (2.07%)
1,000,000	Hopewell Holdings Limited (13)	1,095,576	1,539,254
897,500	Shaw Brothers (Hong Kong) Limited (10)	712,844	988,423
1,000,000	City e-Solutions Limited (1)	46,357	114,639
		1,854,777	2,642,316

______________

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2003

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks—(continued)
	Hungary (0.41%)
8,500	Brau Union Hungaria Brewerie (2)	$184,557	$519,617
	Italy (2.38%)
250,000	Italcementi S.p.A. (9)	1,162,105	1,901,288
250,000	Gewiss S.p.A. (8)	597,083	1,131,345
		1,759,188	3,032,633
	Japan (18.05%)
200,000	Shimano Inc. (1)	3,065,595	4,133,500
70,000	Ono Pharmaceutical Company, Limited (6)	2,361,794	2,626,263
400,000	NIPPONKOA Insurance Company, Limited (4)	1,477,493	2,208,258
55,000	Secom Company, Limited (8)	2,032,505	2,048,131
145,000	Toho Company, Limited (10)	1,455,339	1,841,270
200,000	Mitsui Sumitomo Insurance Company, Limited (4)	864,860	1,638,505
50,000	Fuji Photo Film Company, Limited (1)	1,359,975	1,610,576
55,000	Mandom Corporation (2)	1,027,064	1,098,310
100,000	Makita Corporation (1)	573,490	998,929
225,000	Aioi Insurance Company, Limited (4)	528,108	892,334
35,000	Dydo Drinco Inc. (2)	761,747	871,619
200,000	Aida Engineering, Limited (8)	540,689	701,950
40,000	Chofu Seisakusho Company, Limited (1)	503,423	624,494
40,560	Shoei Company, Limited (7)	298,951	475,400
7,000	ASAHI Broadcasting Corporation (10)	495,518	456,175
60,700	Yomeishu Seizo Company, Limited (2)	396,406	443,602
34,700	Sotoh Company,Limited(1)	160,499	365,042
		17,903,456	23,034,358
	Luxembourg (0.91%)
3,500	Socfinasia (7)	703,651	994,327
1,000	Societe Financiere Luxembourgeoise (11)	136,736	167,187
		840,387	1,161,514
	Mexico (2.04%)
585,000	Industrias Penoles, S.A. de C.V. (12)	616,369	2,604,920
	Netherlands (5.89%)
70,000	Koninklijke Grolsch NV (2)	1,792,625	1,989,533
70,000	United Services Group NV (8)	885,926	1,597,082
55,000	Randstad Holding NV (8)	302,629	1,329,519
50,000	Holdingmaatschappij de Telegraaf NV (10)	885,022	1,137,630
35,000	Hal Trust NV (7)	776,994	1,053,722
35,000	Arcadis NV (8)	376,134	410,930
		5,019,330	7,518,416
	New Zealand (1.54%)
1,000,000	Carter Holt Harvey Limited (11)	765,890	1,232,152
200,000	News and Media NZ Limited exchangeable preference
	shares (10)	383,118	568,887
520,478	Evergreen Forest Limited (a)(11)	137,427	163,738
		1,286,435	1,964,777

______________

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2003

Number of Shares		Cost (Note 1)	Value (Note 1)
	Common and Preferred Stocks—(continued)
	Singapore (3.04%)
500,000	Haw Par Corporation Limited (8)	$1,015,622	$1,313,078
1,000,000	Singapore Airport Terminal (16)	1,047,449	1,260,084
2,003,815	ComfortDelgro Corporation Limited (16)	693,148	961,614
1,000,000	Del Monte Pacific Limited (2)	239,759	344,462
		2,995,978	3,879,238
	South Africa (2.35%)
215,000	Gold Fields Limited ADR (12)	2,609,411	2,997,100
	South Korea (5.43%)
18,000	Samsung Electronics Company, Limited Pfd. (15)	2,740,388	3,708,771
147,540	Daeduck Electronics Company, Limited (15)	1,008,883	1,467,351
2,500	Nam Yang Dairy Products (2)	635,014	629,459
1,500	Lotte Confectionery Company, Limited (2)	360,172	564,624
500,000	Nexans Korea Limited (a) (8)	530,574	562,316
		5,275,031	6,932,521
	Spain (2.29%)
100,000	Corporacion Financiera Alba SA (7)	2,179,860	2,918,870
	Switzerland (6.92%)
28,500	Kuehne & Nagel International AG (16)	1,568,137	3,607,304
1,000	Pargesa Holding AG (7)	1,838,653	2,660,432
1,750	Edipresse SA (10)	561,836	846,501
400	Metall Zug PC AG (1)	415,652	825,541
20	Metall Zug AG (1)	223,140	305,547
1,150	Societe Generale d'Affichage (10)	418,792	588,721
		5,026,210	8,834,046
	Thailand (0.12%)
20,000	The Oriental Hotel Public Company Limited (1)	88,922	152,439
	United Kingdom (4.74%)
300,000	Millennium & Copthorne Hotel Plc (1)	959,173	1,621,202
1,000,000	Aggregate Industries Plc (9)	1,159,223	1,524,893
150,000	Spirax-Sarco Engineering Plc (8)	863,922	1,444,636
375,000	JZ Equity Partners Plc (4)	667,077	805,961
275,000	McBride Plc (2)	299,176	657,220
		3,948,571	6,053,912
	United States (4.25%)
55,000	Newmont Mining Corporation Holding Company (12)	1,398,127	2,673,550
50,000	Freeport McMoRan Copper & Gold Inc., Class ‘B’ (12)	655,999	2,106,500
15,000	Freeport McMoRan Copper & Gold Inc., Pfd.
	Series ‘C’ (c) (12)	438,425	649,500
		2,492,551	5,429,550
	Total Common and Preferred Stocks	78,037,656	118,668,052

______________

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2003

	Principal Amount		Cost (Note 1)		Value (Note 1)
		Bonds and Convertible Bonds—(3.69%)
		U.S. Dollar Bond (0.47%)
	$500,000	Fimep SA 10 1/2% due 2/15/2013 (8)	$500,000		$592,500
		U.S. Dollar Convertible Bond (0.25%)
	102,040	Cresud S.A.C.I.F. y A. 8% due 11/14/2007 (2)	102,040		321,426
		Non U.S. Dollar Bonds (2.84%)
GBP	500,000	EMI Group Limited Plc 9 3/4% due 5/20/2008 (10)	821,236		933,377
EUR	1,079,090	Republic of France O.A.T./i 3% due 7/25/2009 (5)	1,387,145		1,451,387
GBP	615,000	Enodis Plc 10 3/8% due 4/15/2012 (8)	1,008,782		1,239,444
			3,217,163		3,624,208
		Non U.S. Dollar Convertible Bond (0.13%)
NZD	212,934	Evergreen Forest Limited 0% due 3/19/2009 (a)(11)	119,753		167,467
		Total Bonds and Convertible Bonds	3,938,956		4,705,601
		Short Term Investment (4.50%)
	$5,751,000	ConocoPhillips 1.00% due 1/02/2004	5,750,840		5,750,840
		Total Investments (101.16%)	$87,727,452	*	129,124,493	**
		Liabilities in excess of other assets (–1.16%)			(1,477,033)
		Net assets (100.00%)			$127,647,460

______________

*	At December 31, 2003 the cost of investments for federal income tax purpose was $91,453,405.
**	Gross unrealized appreciation and depreciation of securities at December 31, 2003 were $37,735,225 and $64,137, respectively. (Net appreciation was $37,671,088.)
(a)	Non-income producing security.
(b)	This security is exempt from registration under the Securities Act of 1933 and may only be sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.
(c)	Commodity-linked security whereby the coupon, dividend and/or redemption amount is linked to the price of an underlying commodity.

Foreign Currencies	Sector/Industry Classifications
EUR —euro	(1)	Consumer Discretionary	(9)	Materials
GBP —pound sterling	(2)	Consumer Staples	(10)	Media
NZD —New Zealand dollar	(3)	Energy	(11)	Paper and Forest Products
	(4)	Financials	(12)	Precious Metals
	(5)	Government Issues	(13)	Real Estate
	(6)	Health Care	(14)	Retail
	(7)	Holding Companies	(15)	Technology
	(8)	Industrials	(16)	Transportation

______________

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003

Assets:
Investments, at value (cost $87,727,452) (Note 1)	$129,124,493
Receivable for Fund shares sold	369,748
Accrued interest and dividends receivable	240,367
Total Assets	129,734,608
Liabilities:
Due to broker	165,240
Payable for forward currency contracts held, at value (Notes 1 and 6)	1,644,788
Payable for Fund shares redeemed	3,717
Investment advisory fees payable (Note 2)	79,579
Distribution fees payable (Note 3)	75,728
Administrative cost reimbursement payable (Note 2)	10,161
Accrued expenses and other liabilities	107,935
Total Liabilities	2,087,148
Net Assets:
Capital stock (par value, $0.001 per share)	5,652
Capital surplus	81,658,009
Net unrealized appreciation (depreciation) on:
Investments	41,397,041
Forward currency contracts	(1,644,788)
Foreign currency related transactions	11,698
Undistributed net realized gains on investments	5,529,267
Undistributed net investment income	690,581
Net Assets (Note 1)	$127,647,460
Net Asset Value per Share (NAV) (based on 5,651,876 shares outstanding; 1,000,000,000 shares authorized) (Note 5)	$22.58
Maximum Offering Price per Share	$22.58

______________

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2003

Investment Income:
Income:
Dividends (net of $236,524 foreign taxes withheld)	$1,938,199
Interest	251,968
Total income	2,190,167
Expenses:
Investment advisory fees (Note 2)	660,117
Administrative cost reimbursement (Note 2)	28,567
Distribution fees (Note 3)	220,039
Custody fees	86,402
Shareholder servicing agent fees	52,789
Accounting fees	42,997
Printing fees	36,696
Legal fees	35,605
Audit fees	27,800
Registration and filing fees	6,871
Directors’ fees	2,267
Insurance fees	2,228
Miscellaneous fees	1,929
Total expenses from operations	1,204,307
Net investment income (Note 1)	985,860
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Notes 1 and 6):
Net realized gain (loss) from:
Investment transactions	6,333,764
Foreign currency related transactions	(1,228,074)
5,105,690
Change in unrealized appreciation (depreciation) of:
Investment transactions	33,896,083
Foreign currency related transactions	(1,169,216)
32,726,867
Net gain on investments and foreign currency related transactions	37,832,557
Net Increase in Net Assets Resulting from Operations	$38,818,417

______________

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31,
	2003	2002
Operations:
Net investment income	$985,860	$88,772
Net realized gain from investments and foreign currency related transactions	5,105,690	394,966
Increase in net unrealized appreciation (depreciation) of investments and foreign currency related transactions	32,726,867	7,114,459
Net increase in net assets resulting from operations	38,818,417	7,598,197
Distributions to Shareholders (Note 7):
Dividends paid from net investment income	(37,955)	(164,967)
Distributions paid from net realized gains from investment transactions	(23,578)	(907,322)
Decrease in net assets resulting from distributions	(61,533)	(1,072,289)
Fund Share Transactions (Note 5):
Net proceeds from shares sold	45,096,853	50,947,096
Net asset value of shares issued for reinvested dividends and distributions	61,533	1,072,289
Cost of shares redeemed	(19,998,181)	(12,842,378)
Increase in net assets from Fund share transactions	25,160,205	39,177,007
Net increase in net assets	63,917,089	45,702,915
Net Assets (Note 1):
Beginning of year	63,730,371	18,027,456
End of year (including undistributed net investment income (loss) of $690,581 and $(179,937), respectively.)	$127,647,460	$63,730,371

______________

See Notes to Financial Statements.

First Eagle Overseas Variable Fund

NOTES TO FINANCIAL STATEMENTS

Note 1—Significant Accounting Policies

First Eagle Variable Funds, Inc. (the “Company”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Company consists of one portfolio, First Eagle Overseas Variable Fund (the “Fund”). The Company, formerly First Eagle SoGen Variable Funds, Inc., changed its name to First Eagle Variable Funds, Inc. effective December 31, 2002 with corresponding change to the name of the portfolio from First Eagle SoGen Overseas Variable Fund to First Eagle Overseas Variable Fund.

The following is a summary of significant accounting policies adhered to by the Fund:

a) Security valuation—Portfolio securities held in the Fund are valued based on market quotations where available. Securities, other than bonds, are normally valued at the price of the last sale as of the close of business on the date on which assets are valued. If there are no sales on such date, securities will be valued at the mean between the closing bid and asked prices. All bonds are valued at the mean between the bid and asked prices, except that when no asked price is available, bonds are valued at the last bid price alone. Short-term investments maturing in sixty days or less are valued at cost plus interest earned, which approximates value. Securities for which current market quotations are not readily available and any restricted securities are valued at fair value as determined in good faith by the Board of Directors.

b) Security transactions and income—Security transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from security transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, the Fund amortizes discounts on fixed income securities, however, premiums are not amortized.

c) Foreign currency translation—The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments, which is due to changes in foreign exchange rates from that which is due to changes in market prices of the equity securities. However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

d) Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward currency contracts. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are valued at current market, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

e) United States income taxes—No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Internal Revenue Code for a regulated investment company. Such income dividends and capital gains distributions are declared and paid by the Fund on an annual basis. At December 31, 2003, the components of accumulated earnings on a tax basis were as follows:

Undistributed net investment income	$7,631,278
Undistributed net realized gain on investments	669,735
Net unrealized appreciation on investments	37,671,088
$45,972,101

First Eagle Overseas Variable Fund

NOTES TO FINANCIAL STATEMENTS—(Continued)

The differences between the components of distributed earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to the tax treatment of wash sales, forward contracts and the treatment of passive foreign investments.

f) Reclassification of Capital Accounts—On the statement of assets and liabilities, as a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus accounting principles generally accepted in the United States of America, such as the treatment of foreign currency gains and losses and passive foreign investment companies for federal income tax purposes, a reclassification has been made to decrease undistributed net investment income in the amount of $77,387, increase undistributed net realized gain on investments in the amount of $12,560 and increase capital surplus in the amount of $64,827.

g) Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2—Investment Advisory Agreement and Transactions with Related Persons

Arnhold and S. Bleichroeder Advisers, LLC (“the Adviser”), a wholly owned subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. (“ASB Holdings”) manages the Fund. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Fund and the Adviser, an advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

The Adviser also performs certain administrative and accounting services on behalf of the Fund, and, in accordance with its agreement, the Fund reimburses the Adviser for costs (including personnel, overhead and other costs) related to those services. For the period beginning April 1, 2003 (commencement of this reimbursement program) and ended December 31, 2003, the Fund reimbursed the Adviser $28,567.

Prior to April 30, 2003, the Adviser had agreed to waive its advisory fee, to the extent that the Fund’s aggregate expenses exceeded 1.50% of the Fund’s average daily net assets. For the four months ended April 30, 2003, the Adviser did not need to waive any of the Fund’s advisory fees.

First Eagle Funds Distributors (the “Distributor”), a division of ASB Securities LLC, a wholly owned subsidiary of ASB Holdings, serves as the Fund’s principal underwriter. For the year ended December 31, 2003, the broker-dealer affiliate and the related party of the Adviser executed no portfolio transactions on behalf of the Fund and therefore received no brokerage commissions from the Fund.

Note 3—Distribution Plans and Agreements

Under the terms of the Distribution Plans and Agreements (the “Plans”) with the Distributor, pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay quarterly, a distribution related fee at an annual rate of up to 0.25% of the Fund’s average daily net assets. Under the Plans, the Distributor will use amounts payable by the Fund in their entirety for payments to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such insurance companies for distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the year ended December 31, 2003, the distribution fees incurred by the Fund were $220,039.

Note 4—Purchases and Sales of Securities

During the year ended December 31, 2003, the aggregate cost of purchases of investments and proceeds from sales of investments (including maturities of long-term investments but excluding short-term investments) totaled $36,837,917 and $10,239,311, respectively.

First Eagle Overseas Variable Fund

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5—Capital Stock

Transactions in shares of capital stock were as follows:

	Year Ended December 31,
	2003	2002
Shares sold	2,487,289	3,690,764
Shares issued for reinvested dividends and distributions	2,821	74,207
Shares redeemed	(1,097,128)	(875,660)
Net increase	1,392,982	2,889,311

Transactions in dollars of capital stock were as follows:

	Year Ended December 31,
	2003	2002
Shares sold	$45,096,853	$50,947,096
Shares issued for reinvested dividends and distributions	61,533	1,072,289
Shares redeemed	(19,998,181)	(12,842,378)
Net increase	$25,160,205	$39,177,007

Note 6—Commitments

As of December 31, 2003, the Fund had entered into forward currency contracts, as summarized below, resulting in net unrealized depreciation of $1,644,788.

Portfolio Hedges:

Foreign Currency Sales

Settlement Dates Through	Foreign Currency To Be Delivered		U.S. $ To Be Received	U.S. $ Value at December 31,2003	Unrealized Depreciation at December 31,2003
2/11/04	2,849,000	euro	$3,174,244	$3,580,081	$(405,837)
2/25/04	1,084,731,000	Japanese yen	9,297,096	10,119,345	(822,249)
5/12/04	4,528,000	euro	5,310,643	5,676,292	(365,649)
5/19/04	310,063,000	Japanese yen	2,849,217	2,900,270	(51,053)
			$20,631,200	$22,275,988	$(1,644,788)

Note 7—Distributions to Shareholders

The tax character of distributions paid during 2003 and 2002 was as follows:

	2003	2002
Distributions paid from:
Ordinary income	$61,533	$701,112
Long-term capital gain	—	371,177
	$61,533	$1,072,289

First Eagle Overseas Variable Fund

FINANCIAL HIGHLIGHTS

	For the Year Ended December 31,
	2003	2002	2001	2000	1999
Selected Per Share Data[a]
Net asset value, beginning of year	$14.96	$13.16	$14.01	$14.16	$10.07
Income from investment operations:
Net investment income	0.20	0.04	0.14	0.23	0.16
Net realized and unrealized gains on investments	7.43	2.02	0.84	0.79	4.08
Total from investment operations	7.63	2.06	0.98	1.02	4.24
Less distributions:
Dividends from net investment income	(0.01)	(0.04)	(0.68)	(0.22)	—
Dividends from capital gains	(0.00)[b]	(0.22)	(1.15)	(0.95)	(0.15)
	(0.01)	(0.26)	(1.83)	(1.17)	(0.15)
Net asset value, end of year	$22.58	$14.96	$13.16	$14.01	$14.16
Total Return	51.01%	15.72%	7.46%	7.31%	42.15%
Ratios and Supplemental Data
Net assets, end of year (000’s)	$127,647	$63,730	$18,027	$14,514	$9,156
Ratio of operating expenses to average net assets[c]	1.37%	1.49%	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets[d]	1.12%	0.31%	0.94%	1.60%	1.50%
Portfolio turnover rate	12.22%	27.93%	37.80%	57.88%	65.38%

______________

[a]	Per share amounts have been calculated using the average shares method.
[b]	Amount represents less than $0.01 per share.
[c]

The annualized ratios of operating expenses to average net assets for the years ended December 31, 2003, 2002, 2001, 2000 and 1999 would have been 1.37%, 1.49%, 2.08%, 2.65% and 3.32%, respectively, without the effects of the earnings credits, the investment advisory fee waiver and the expense reimbursement provided by the investment adviser.

[d]

The annualized ratios of net investment income to average net assets for the years ended December 31, 2003, 2002, 2001, 2000 and 1999 would have been 1.12%, 0.31%, 0.36%, 0.44% and (0.32%), respectively, without the effects of the earnings credits, the investment advisory fee waiver and the expense reimbursement provided by the investment adviser.

INDEPENDENT AUDITORS’ REPORT

The Board of Directors and Shareholders of
FIRST EAGLE VARIABLE FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of First Eagle Overseas Variable Fund (“Fund”), a portfolio of First Eagle Variable Funds, Inc., as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund, as of December 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

New York, New York February 20, 2004

First Eagle Overseas Variable Fund

TAX INFORMATION
(unaudited)

The Fund designates the following amounts distributed during the fiscal year ended December 31, 2003, if any, as capital gain dividends and/or dividends eligible for corporate dividends received deduction:

	Ordinary Income		% of Dividends Eligible for the Dividends Received Deduction	Long-Term Capital Gains
	2003	2002		2003	2002
First Eagle Overseas Variable Fund	$61,533	$701,112	5.74%	—	$371,177

*

First Eagle Overseas Variable Fund paid foreign taxes of $236,524 and recognized foreign source income of $2,114,017. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates such amounts as having been paid in connection with dividends distributed from investment company taxable income during calendar year 2003.

First Eagle Overseas Variable Fund

ADDITIONAL INFORMATION
(unaudited)

MANAGEMENT OF THE COMPANY

The business of the Company is managed by its Board of Directors, which elects officers responsible for the day to day operations of the Fund and for the execution of the policies formulated by the Board of Directors.

Pertinent information regarding the members of the Board of Directors and principal officers of the Company is set forth below. Some of the Directors and officers are employees of the Adviser and its affiliates. At least a majority of the Company’s Board of Directors are not “interested persons” as that term is defined in the Investment Company Act.

INDEPENDENT DIRECTORS(1)

Name, Age and Address	Position Held With the Company	Term of Office(2) And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director

Candace K. Beinecke One Battery Park Plaza New York, New York 10004 (born December 1946)	Director (Chair)	December1999 to Present	Chair, Hughes Hubbard & Reed	6	Director, ALSTOM; Director, Jacob’s Pillow Dance Festival, Inc.; Director, Merce Cunningham Dance Foundation, Inc.; Director, First Eagle Funds, Inc. (5 portfolios)
Jean D. Hamilton(3) 1345 Avenue of the Americas New York, New York 10105 (born January 1947)	Director	March 2003 to present	Independent Consultant/Private Investor; prior to November 2002, Chief Executive Officer, Prudential Institutional, and Executive Vice President, Prudential Financial, Inc.; prior to November 1998, various executive positions within the Prudential organization	6	Director, Women’s Economic Round Table; Director, New York Women’s Forum; Treasurer, New York Women’s Forum Education Fund; Director, Four Nations; Director, First Eagle Funds, Inc. (5 portfolios)
William M. Kelly 500 Fifth Avenue, 50th Floor New York, New York 10110 (born February 1944)	Director	December 1999 to present	Senior Associate, Lingold Associates	6	Trustee, New York Foundation; Treasurer and Trustee, Black Rock Forest Consortium; Director, First Eagle Funds, Inc (5 portfolios)
Paul J. Lawler One Michigan Avenue East Battle Creek, Michigan 49017 (born May 1948)	Director	March 2002 to present	Vice President Investments and Chief Investment Officer, W.K. Kellogg Foundation; prior to June 1997, Vice President for Finance, Renssalaer Polytechnic Institute	6

Director, Junior Achievement of Southwest Michigan; Finance Committee Member, Battle Creek Community Foundation; Custody Advisory Committee Member, The Bank of New York; Director, First Eagle Funds, Inc. (5 portfolios)

Dominique Raillard 15 Boulevard Delessert 75016 Paris France (born June 1938)	Director	April 1987 to Present	Independent Consultant/Private Investor; prior to December 2001, Managing Director of Act 2 International (Consulting)	6	Director, First Eagle Funds, Inc. (5 portfolios)
Nathan Snyder 1345 Avenue of the Americas New York, New York 10105 (born October 1934)	Director	March 1983 to present	Independent Consultant/Private Investor	6	Director, First Eagle Funds, Inc. (5 portfolios)

______________

(1)	Directors who are not “interested persons” of the Company as defined in the Investment Company Act.
(2)	The term of office of each Director expires on his/her 70th birthday.
(3)

Ms. Hamilton was previously employed by certain of the Prudential companies, which provide portfolio brokerage and distribution services with respect to the Funds. She retired from her positions with those companies on November 16, 2002.

INTERESTED DIRECTORS(1)

Name, Age and Address	Position Held With the Company	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director

John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	Co-President; Director	December 1999 to Present	Co-President Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; Chairman, CEO and Director, Arnhold and S. Bleichroeder Advisers, LLC; and ASB Securities LLC; President and Director, Natexis Bleichroeder, Inc. and Natexis Bleichroeder UK Ltd.; President, WorldVest, Inc.	6	Director Aquila International Fund, Ltd.; Director Arnhold Ceramics; Co-President and Director, First Eagle Funds, Inc. (5 portfolios)
James E. Jordan 1345 Avenue of the Americas New York, New York 10105 (born April 1944)	Director	December 1999 to Present	Managing Director, Arnhold and S. Bleichroeder Advisers, LLC and Director, ASB Securities LLC and ASB Advisers UK, Ltd. since July 2002; prior thereto, private investor and consultant to The Jordan Company (private investment banking firm) since June 1997; prior thereto, President and Chief Investment Officer of The William Penn Company (a registered investment adviser)	6

Director, Leucadia National Corporation; Director, Empire Insurance Company; Director JZ Equity Partners Plc (U.K. investment trust company); Director, Columbia University School of International and Public Affairs; Chairman’s Council, Conservation International; Director, First Eagle Funds, Inc. (5 portfolios).

______________

(1)

Directors who are “interested persons” of the Company as defined in the Investment Company Act. Each of Messrs. Arnhold and Jordan is an interested person of the Company by virtue of being an officer or an officer and a director of the Adviser.

(2)	The term of office of each Director expires on his/her 70th birthday.

OFFICERS

Name, Age and Address	Positions Held With the Company	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past (5) Years

John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	Co-President; Director	December 1999 to present	See table on preceding page related to Interested Directors
Jean-Marie Eveillard 1345 Avenue of the Americas New York, New York 10105 (born January 1940)	Co-President (portfolio manager)	December 1999 to present (with portfolio management responsibility since commencement of investment operations in February 1997)

Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Co-President, First Eagle Funds, Inc.; prior to 1999, Director and President or Executive Vice President of Societe Generale Asset Management Corp.

Charles de Vaulx 1345 Avenue of the Americas New York, New York 10105 (born October 1961)	Senior Vice President (portfolio manager)	December 1999 to present (with portfolio management responsibility since commencement of investment operations in February 1997)

Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Senior Vice President, First Eagle Funds, Inc.; prior to 1999 Senior Vice President, Societe Generale Asset Management Corp. from 1998, Associate Portfolio Manager from December 1996, Securities Analyst, prior to December 1996

Robert Bruno 1345 Avenue of the Americas New York, New York 10105 (born June 1964)	Vice President, Secretary and Treasurer	December 1999 to present	Senior Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Senior Vice President, ASB Securities LLC; Vice President, Secretary and Treasurer, First Eagle Funds, Inc.
Suzan J. Afifi 1345 Avenue of the Americas New York, New York 10105 (born October 1952)	Vice President and Assistant Secretary	December 1999 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Vice President and Assistant Secretary, First Eagle Funds, Inc.
Edwin S. Olsen 1345 Avenue of the Americas New York, New York 10105 (born September 1939)	Vice President	November 2000 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, First Eagle Funds, Inc.; Vice President, SG Cowen Securities Corp. from prior to 1999
Andrew DeCurtis 1345 Avenue of the Americas New York, New York 10105 (born March 1968)	Vice President	November 2000 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, First Eagle Funds, Inc.
Stefanie Spritzler 1345 Avenue of the Americas New York, New York 10105 (born July 1973)	Assistant Treasurer	May 2000 to present	Vice President, Arnhold and S. Bleichroeder Advisers, LLC; Vice President, ASB Securities LLC; Assistant Treasurer, First Eagle Funds, Inc.
Winnie Chin 1345 Avenue of the Americas New York, New York 10105 (born July 1974)	Assistant Treasurer	March 2001 to present	Assistant Treasurer, First Eagle Funds, Inc.

______________

(1)	The term of office of each officer is indefinite.

First Eagle Overseas Variable Fund
1345 Avenue of the Americas
New York, NY 10105

DIRECTORS AND OFFICERS
Directors
John P. Arnhold	William M. Kelly
Candace K. Beinecke	Paul J. Lawler
Jean D. Hamilton	Dominique Raillard
James E. Jordan	Nathan Snyder
Officers
Candace K. Beinecke	Chair of the Board
John P. Arnhold	Co-President
Jean-Marie Eveillard	Co-President
Charles de Vaulx	Senior Vice President
Robert Bruno	Vice President, Secretary, and Treasurer
Suzan J. Afifi	Vice President and Assistant Secretary
Edwin S. Olsen	Vice President
Andrew DeCurtis	Vice President
Stefanie Spritzler	Assistant Treasurer
Winnie Chin	Assistant Treasurer

INVESTMENT ADVISER	UNDERWRITER
ARNHOLD AND S. BLEICHROEDER	FIRST EAGLE FUNDS DISTRIBUTORS,
ADVISERS, LLC	A DIVISION OF ASB SECURITIES LLC
1345 Avenue of the Americas	1345 Avenue of the Americas
New York, NY 10105	New York, NY 10105

LEGAL COUNSEL	INDEPENDENT AUDITORS
SHEARMAN & STERLING	KPMG LLP
599 Lexington Avenue	757 Third Avenue
New York, NY 10022	New York, NY 10017

CUSTODIAN
THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

SHAREHOLDER SERVICING AGENT
DST SYSTEMS, INC.
330 West 9th Street
Kansas City, MO 64105

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Variable Funds, Inc.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free)

Item 3.	Audit Committee Financial Expert.

The Board of Directors of the Registrant has designated Paul J. Lawler and William M. Kelly as Audit Committee Financial Experts. Mr. Lawler and Mr. Kelly are both considered by the Board to be independent directors.

Item 4.	Principal Accountant Fees and Services

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2003	2002
Audit Fees	$11,800	$11,300
Audit-Related Fees	0	0
Tax Fees	11,600	10,650
All Other Fees	0	0

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1)The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant was $0 in both 2003 and 2002.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.	[Reserved]
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable at this time.

Item 8.	Purchases of Equity Securities by Close-End Management Investment Company and Affiliated Purchasers.

Not applicable at this time.

Item 9.	Submission of Matters to a Vote of Security Holders.

Not applicable at this time.

Item 10.	Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)): Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Variable Funds, Inc.
By (Signature and Title)*	/s/ John P. Arnhold
John P. Arnhold, Co-President

Date 3/5/2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold
John P. Arnhold, Principal Executive Officer

Date 3/5/2004

By (Signature and Title)*	/s/ Robert Bruno
Robert Bruno, Principal Financial Officer

Date 3/5/2004

*	Print the name and title of each signing officer under his or her signature.